                                                                  EXECUTION COPY

                       EIGHTH AMENDMENT TO LOAN AGREEMENT
                      AND AMENDMENT AND RESTATEMENT OF NOTE

      EIGHTH AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO NOTE (this "AMENDMENT"), dated as of March 22, 2001, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("THERMOVIEW"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("AMERICAN HOME"), [iii] FIVE STAR BUILDERS, INC., a California corporation ("FIVE STAR"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("KEY HOME"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("KEY HOME MORTGAGE"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("LEINGANG SIDING"), [vii] PRECISION WINDOW MFG., INC., a Missouri corporation ("PRECISION"), [viii] PRIMAX WINDOW CO., a Kentucky corporation ("PRIMAX"), [ix] ROLOX, INC., a Kansas corporation ("ROLOX"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD WINDOWS"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation ("THERMAL LINE"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("THERMOVIEW-MISSOURI"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("THERMO-TILT"), [XIV]THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("THERMO-SHIELD ARIZONA"), [xv] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("THERMO-SHIELD MICHIGAN"), [xvi] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("THERMO-SHIELD COMPANY"), [xvii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("THERMO-SHIELD WISCONSIN"), [xviii] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("THERMOVIEW ADVERTISING") and [xix] THOMAS CONSTRUCTION, INC., a Missouri corporation ("THOMAS CONSTRUCTION"), (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Precision, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thermo-Shield Arizona, Thermo-Shield Michigan, Thermo-Shield Company, Thermo-Shield Wisconsin, ThermoView Advertising and Thomas Construction individually are referred to in this Agreement as a "BORROWER" and collectively, as the "BORROWERS") having an address in care of ThermoView Industries, Inc., 5611 Fern Valley Road, Louisville, Kentucky 40228 and [xx] GE CAPITAL EQUITY INVESTMENTS, INC., a Delaware corporation ("GE CAPITAL" or the "SERIES A LENDER" or the "SERIES C LENDER") and [xi] GE Capital as collateral agent, as applicable (in such capacity, the "COLLATERAL AGENT") and [xii] Rodney H. Thomas, Charles
L. Smith, Robert L. Cox, Robert L. Cox, II, Stephen A. Hoffmann, Mitch M. Wexler, Stephen Townzen, Emerging Business Solutions, LLC, Ronald L. Carmicle, Raymond C. Dauenhauer, J. Sherman Henderson, III, Bruce C. Merrick, George T. Underhill, II and Daniel F. Dooley (each, a "SERIES B LENDER" and collectively, the "SERIES B LENDERS", and together with the Series A Lender and the Series C Lender, the "LENDERS").


                              W I T N E S S E T H:

      A. The Borrowers and PNC Bank, National Association ("PNC") are parties to that certain Loan Agreement dated as of August 31, 1998, as amended pursuant to (a) that certain Joinder to Loan Documents and Amendment to Loan Documents (Thomas Construction, Inc.) dated as of January 1, 1999, by and among certain of the Borrowers and PNC, (b) that certain Joinder to Loan Documents and Amendment to Loan Documents (Precision Window Mfg., Inc.) dated as of January 5, 1999, by and among certain of the Borrowers and PNC, (c) that certain Joinder to Loan Documents and Amendment to Loan Documents (Thermo-Shield) dated as of July 8, 1999, by and among certain of the Borrowers and PNC, (d) that certain Amendment to Loan Agreement dated as of July 30, 1999, by and among certain of the Borrowers and PNC, (e) that certain Second Amendment to Loan Agreement dated as of October 14, 1999, by and among certain of the Borrowers and PNC, (f) that certain Third Amendment to Loan Agreement dated as of November, 1999, by and among certain of the Borrowers and PNC, (g) that certain

Fourth Amendment to Loan Agreement and Amendment to Note and Term Note dated as of November 10, 1999, by and among certain of the Borrowers and PNC, (h) that certain Fifth Amendment to Loan Agreement and Amendment to Note dated as of April 14, 2000, by and among the Borrowers and the PNC, (i) that certain Sixth Amendment to Loan Agreement dated as of August 15, 2000, by and among the Borrowers and PNC and (j) that certain Seventh Amendment to Loan Agreement dated as of the date hereof, among the Borrowers and PNC (collectively, the "LOAN AGREEMENT"; capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Loan Agreement).

      B. In connection with the Loan Agreement, the Borrowers executed and delivered to PNC that certain Promissory Note, dated August 31, 1998 (as amended, modified or supplemented from time to time the "NOTE" and together with the Loan Agreement, the "LOAN DOCUMENTS").

      C. (i) PNC has exercised its rights under that certain Limited Guaranty Agreement, dated April 14, 2000 (the "LIMITED GUARANTY") among PNC, the Borrowers, Stephen A. Hoffmann ("HOFFMANN") and the Individual Guarantors (as hereinafter defined);

            (i) Hoffmann has agreed to cancel his portion of the claim against Thermoview under the Limited Guaranty in exchange for a new promissory note of Thermoview and the balance of such guaranty claim in an aggregate amount of $1,500,000 with respect to the Individual Guarantors (the "GUARANTEED AMOUNT") shall remain outstanding until the payment in full of all of the obligations of the Borrowers under the Loan Documents; and

            (ii) Consistent with the terms of the Limited Guaranty, the Borrowers have agreed not to make any payments to any Individual Guarantor in respect of such Individual Guarantor's claim thereunder until all of the obligations of the Borrowers under the Loan Documents have been paid in full.

      D. Pursuant to that certain Assignment and Acceptance dated as of the date hereof, among PNC, the Series A Lender, the Series B Lenders and the Series C Lender, PNC has assigned, and the Series A Lender, the Series B Lenders and the Series C Lender have assumed, all rights and obligations of PNC under the Loan Documents.

      E. The Borrowers are in default under the Loan Documents in certain respects as of the date hereof, and the Borrowers have requested a waiver of all defaults and Events of Default (as such term is defined in the Loan Agreement) existing as of the date hereof, as well as amendments to the Loan Documents as more particularly described in this Amendment.

      F. The Lenders are willing to waive all defaults and Events of Default existing under the Loan Agreement as of the date hereof, and to amend the Loan Documents as more particularly described in this Amendment upon the condition, among others, that the Borrowers execute and deliver this Amendment in favor of the Lenders.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the Effective Date (as defined herein), the Loan Agreement is amended as follows:

                  1.1 All references to "BANK" contained in the Loan Agreement shall be a collective reference to the Lenders, as defined herein.

                  1.2 By amending and restating Section 1.D. of the Loan Agreement as follows:


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      "D. TERMINATION OF COMMITMENT. The Lenders' obligations to make the Loans
      (the "COMMITMENT") shall terminate as of the date hereof and the Loans, together with interest thereon, shall be due and payable in full as of March 31, 2004 (the "LOAN EXPIRATION DATE"). Notwithstanding anything to the contrary herein, the Lenders shall have no obligation hereunder to advance funds to the Borrowers after date hereof and amounts repaid or prepaid hereunder may not be re-borrowed. As used herein "LOANS" shall be a collective reference to the aggregate principal amount of the Notes."

                  1.3   By deleting Section 1.F. of the Loan Agreement.

                  1.4 By amending and restating Section 4.I. of the Loan Agreement as follows:

                  "[I] [1] FREE CASH FLOW TO CASH INTEREST PAYMENTS. (i) Thermoview will maintain a ratio of Free Cash Flow to Cash Interest Payments equal to or greater than as set forth below. Such ratio shall be determined on a rolling 4 quarter basis measured to begin with the fiscal quarter ending on December 31, 2001 and as of each fiscal quarter thereafter through and including the fiscal quarter ending on March 31, 2004:

                  June 30, 2001                               1.75 to 1.00
                  September 30, 2001                          1.75 to 1.00
                  December 31, 2001                           1.75 to 1.00
                  March 31, 2002                              1.10 to 1.00
                  June 30, 2002                               1.75 to 1.00
                  and thereafter

                  [2] FUNDED DEBT TO EBITDA RATIO. The ratio, calculated as of the end of each fiscal quarter of Thermoview beginning December 31, 2001 (each a "CALCULATION DATE"), of the consolidated (and combined, if applicable) Funded Debt of Thermoview as of each Calculation Date divided by the consolidated (and combined, if applicable) EBITDA for Thermoview for the four (4) fiscal quarters of Thermoview ending on the applicable Calculation Date shall not be greater than as set forth opposite each Calculation Date below:

                        December 31, 2001                    5.25 to 1.00
                         March 31, 2002                      5.25 to 1.00
                          June 30, 2002                      4.15 to 1.00
                       September 30, 2002                    3.40 to 1.00
                        December 31, 2002                    3.40 to 1.00
                         March 31, 2003                      3.00 to 1.00
                          June 30, 2003                      2.50 to 1.00
                         and thereafter


            For purposes of each of the above financial covenants, the following terms shall have the following meanings:

                  [A]   "CAPITAL EXPENDITURES" means, for any period, all
      payments for any fixed assets, or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP and which payments have been made from funds of Thermoview other than funds borrowed by Thermoview and its Subsidiaries.


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                  [B]   "EBITDA" means, for any period (a) net income (or  the
      deficit if expenses and charges exceed revenues and proper income items) INCREASED BY (b) all amounts deducted therefrom (without duplication) in the calculation of net income on account of the sum of (i) interest expense, (ii) provision for income taxes and (iii) depreciation and amortization expense (including but not limited to legal fees and closing costs associated with this Amendment and with the registration rights in respect of all outstanding warrants), BUT EXCLUDING THEREFROM (c) all amounts included therein on account of extraordinary items of income and expense, as well as gains from the sale of assets outside the ordinary course of business.

                  [C]   "FREE CASH FLOW" means, for any period, the rolling 4
      quarter EBITDA for such period less cash taxes and Capital Expenditures and working capital changes for the same period; PROVIDED that for the fiscal quarters ended June 30, 2001 and September 30, 2001, "FREE CASH FLOW" shall mean, for each such fiscal quarter, EBITDA for such fiscal quarter less cash taxes and Capital Expenditures and working capital changes for such fiscal quarter.

                  [D]   "FUNDED DEBT" is defined as the consolidated (and
      combined, if applicable) sum of all amounts due and owing under the Series A, B and C Notes without regard to any carrying value thereof shown on the books and records of Thermoview, as well as all amounts due and owing under (i) that certain Securities Purchase Agreement dated as of July 8, 1999 between Thermoview and the Series A Lender and (ii) the Guaranteed Amount.

                  [E]   "CASH INTEREST PAYMENTS" means, for the measurement
      period in question, all regularly scheduled payments of cash interest due on all Funded Debt during such measurement period, multiplied by 4; PROVIDED that for the fiscal quarters ended June 30, 2001 and September 30, 2001, "CASH INTEREST PAYMENTS" shall mean, for each such fiscal quarter, all regularly scheduled payments of cash interest due on all Funded Debt during such fiscal quarter."

            1.5   By adding the following new paragraphs R. and S. to the end of
      Section 4:

            "R. On or before July 15, 2001, each Borrower shall (i) enter into letter agreements (each, a "BLOCKED ACCOUNT LETTER") in form and substance reasonably acceptable to the Requisite Lenders (such acceptance not to be unreasonably withheld or delayed), executed by such Borrower and the Collateral Agent and acknowledged and agreed to by each financial institution in respect of such Borrower's deposit accounts maintained by such financial institution (each, a "BLOCKED ACCOUNT") and (ii) deposit in a Blocked Account all cash and all proceeds received by such Borrower immediately upon receipt thereof.

            S. Each Borrower shall deliver to Collateral Agent the following reports on a monthly basis; PROVIDED that the reports described in CLAUSE
      (i) shall be delivered on a weekly basis:

                  (i) Installation reports by company comparing actual to plan;

                  (ii)  Backlog reports by company and total;

                  (iii) Progress report and timeline on (x) consolidation of disbursement accounts and (y) ongoing cost reduction initiative;

                  (iv) Summary of accounts receivable aging reports as of the end of each calendar month; and


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

                  (v) Upon written request by the Collateral Agent, Borrower shall prepare and provide the Collateral Agent with all business reports reasonably requested."

            1.6   By adding the following new paragraph H. to the end of Section
      5:

            "H. HOFFMANN NOTE. So long as any Loans shall remain outstanding, no Borrower shall voluntarily prepay any amounts pursuant to the Hoffmann Note or be permitted to make any amendments to the Hoffmann Note."

            1.7   By adding the following new paragraphs E. and F. to the end of
      Section 6:

            "E. Any Borrower shall make any payment to an Individual Guarantor (as defined below) in connection with that certain Limited Guaranty Agreement, dated as of April 14, 2000, among the Borrowers, Stephen A. Hoffmann, PNC Bank, National Bank, Nelson E. Clemmens, Richard E. Bowlds and Douglas I. Maxwell, III (Messrs. Clemmens, Bowlds and Maxwell and their respective assignees referred to herein as the "INDIVIDUAL GUARANTORS").

            F. So long as any Loan shall remain outstanding, any Borrower shall make any principal payment or voluntarily prepay any amount in connection with that certain Promissory Note dated as of March 22, 2001 by the Borrowers in favor of Hoffmann (the "HOFFMANN NOTE")."

            1.8 By amending and restating Section 10.D. of the Loan Agreement as follows:

            "D. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any Borrower therefrom, will in any event be effective unless the same is in writing and signed by the Requisite Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; PROVIDED, HOWEVER, that the Requisite A Lenders may or, if the Series A Note shall no longer be outstanding, the Requisite C Lenders may, amend, waive or consent to (i) any default in the payment of any amounts due in respect of the Series A or C Notes hereunder or any provision relating thereto and (ii) any breach or default in respect of the financial covenant set forth in Section 4.I[1] hereof and, in each case, the same shall be effective without the consent of the Requisite B Lenders. No notice to or demand on any Borrower in any case will entitle any Borrower to any other or further notice or demand in the same, similar or other circumstance. For purposes of this Agreement and the other Loan Documents, the following terms shall have the following meanings:

            "REQUISITE A LENDERS" shall mean, collectively, Series A Lenders having more than fifty-one percent (51%) of the aggregate outstanding principal amount of the Series A Note.

            "REQUISITE B LENDERS" shall mean, collectively, Series B Lenders having more than fifty-one percent (51%) of the aggregate outstanding principal amount of the Series B Notes.

            "REQUISITE C LENDERS" shall mean, collectively, Series C Lenders having more than fifty-one percent (51%) of the aggregate outstanding principal amount of the Series C Note.

            "REQUISITE LENDERS" shall mean, collectively, the Requisite A Lenders, the Requisite B Lenders and the Requisite C Lenders.

            1.9 By amending and restating Section 10.K. of the Loan Agreement as follows:


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

      "K. GOVERNING LAW; WAIVER OF JURY TRIAL. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The Lenders and the Borrowers agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or New York State courts located in the County of New York, State of New York. Service of process on any Lender or the Borrowers in any action arising out of or relating to any of the Loan Documents shall be effective if mailed to such party at the address listed in Section 10.A. hereof. Nothing herein shall preclude the Lenders or the Borrowers from bringing suit or taking other legal action in any other jurisdiction. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN DOCUMENTS."

            1.10  By adding a new Section 11 to the Loan Agreement as follows:

            "11. COLLATERAL AGENCY.

            (a) APPOINTMENT. The Lenders hereby designate and appoint GE Capital as collateral agent (the "COLLATERAL AGENT") to act as specified herein. Each Lender (and any assignee of such Lender) hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of the Loan Documents and any other instruments and agreements referred to herein or therein and to exercise all powers set forth herein and therein, for the benefit of the Lenders and to the extent set forth in the Loan Documents, including without limitation the right to foreclose or otherwise realize upon the Collateral and to perform such duties hereunder and thereunder as are specifically delegated to or permitted or required of the Collateral Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Collateral Agent accepts its appointment as collateral agent and agrees to execute its duties and obligations hereby created upon the terms and conditions set forth herein and in the Loan Documents.

            (b)   DUTIES, POWERS AND RIGHTS OF COLLATERAL AGENT

                  (i) SPECIFIC DUTIES OF THE COLLATERAL AGENT. The Collateral Agent shall:

                        (1) upon the receipt by it of written instructions of the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, execute and deliver on behalf of the Lenders such documents or instruments as described in such written instruction as shall be necessary or appropriate from time to time to maintain the perfection of any lien in, to or upon the Collateral or any portion thereof, which liens have been, are or will be granted pursuant to the Loan Documents;

                        (2) accept, on behalf of the Lenders, any part of the Collateral delivered to it, including without limitation any certificated securities, licenses, instruments and documents, and accept, on behalf of the Lenders, any new Collateral given as security for the obligations secured by the Loan Documents, which Collateral may be delivered for safekeeping to third-party custodians and, upon the receipt of written instructions of the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, execute and deliver, on behalf of the Lenders, such documents or instruments evidencing the creation of any lien with respect thereto and perfecting such lien as shall be set forth in such instructions;


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

                        (3) release the Collateral or any portion thereof from any liens thereon which were created pursuant to the Loan Documents if such release is in compliance with the terms of the Loan Documents or otherwise at the direction of the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate;

                        (4) furnish the Lenders, promptly upon request, duplicates of all reports, notices, requests, demands, certificates and other documents received by the Collateral Agent under this Agreement, the Loan Documents or any instrument or document entered into pursuant thereto unless any such document shall state thereon that it has previously been (or is being) furnished directly to the Lenders;

                        (5) upon receipt by it of written instructions from the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, take such action as set forth in the instructions to protect and preserve the Collateral and realize on and foreclose upon the Collateral, including without limitation exercising any powers or any of the remedies or making any determinations of fact described in the Loan Documents;

                        (6) provide notice required by the Loan Documents or by law to the Borrowers, any Individual Guarantor or any other party entitled thereto, in order to take any actions required or authorized to be taken under this Agreement or the Loan Documents;

                        (7) take, or refrain from taking, such other actions (but only such actions that are set forth in this Agreement) as the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, shall from time to time direct by written instruction to the Collateral Agent;

                  (ii) DUTIES LIMITED. (a) Except as expressly provided herein, in the Loan Documents or in written instructions of the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, the Collateral Agent shall not have any duty or obligation, express or implied, to:

                        (1) manage, control, use, maintain, sell, dispose of, purchase, bid for or otherwise deal with the Collateral or any portion thereof, or to otherwise take or refrain from taking any action under, or in connection with this Agreement or the Loan Documents, except to the extent required by law;

                        (2) take any action which relates to, materially affects or impairs the amounts which the Lenders may recover from disposition of the Collateral, including without limitation any election or waiver of remedies available under the Loan Documents or with respect to the Collateral or the manner of foreclosure upon the same; any determination of the order and timing of foreclosure upon any portion of the Collateral or of the amount of any credit bid to be entered at any public or private, judicial or nonjudicial sale of the Collateral; the pursuit of any remedies against the Borrowers or any of their respective Subsidiaries following the completion of foreclosure upon the Collateral; the compromise or settlement of any claims against the Borrowers or any of their respective Subsidiaries including the conduct of any negotiations relating to the same or with a view toward the termination of any pending foreclosure proceedings;


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

                        (3) obtain or maintain insurance on the Collateral or any other insurance;

                        (4) pay or discharge any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, or assessed or levied against, any part of the Collateral;

                        (5) advance any moneys related to the Collateral or for the benefit of the Lenders for any purpose;

                        (6) take any action or omit to take any action not expressly provided for in the Loan Documents and documents related thereto and executed in connection therewith; or

                        (7) take any action or omit to take any action to perfect or insure priority for the security interest granted by the Loan Documents unless instructed in writing by the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate.

                  (b) In addition to the provisions hereof, under no circumstances shall the Collateral Agent have any duty or obligation to take any actions hereunder, even if instructed to do so by the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, if the Collateral Agent determines, in its sole and absolute discretion, that such actions would subject it to liability or expense for which satisfactory indemnity has not been provided hereunder or otherwise.

                  (iii) WRITTEN INSTRUCTIONS. In the event that the Collateral Agent receives written instructions from the Requisite Lenders, the Requisite A Lenders or the Requisite C Lenders, as appropriate, which the Collateral Agent determines, in its reasonable discretion, to be ambiguous, inconsistent, in conflict with this Agreement or the Loan Documents or otherwise insufficient to direct the actions of the Collateral Agent, then the Collateral Agent shall have no obligation whatsoever to take or refrain from taking any action pursuant to such written instructions, but shall instead do one or more of the following:

                        (1) seek additional written instructions satisfactory to it from the Requisite Lenders; or

                        (2) resign as Collateral Agent in accordance with this Agreement; or

                        (3) at the expense of the Lenders, which fees and expenses shall be paid in advance, commence an action in a court of appropriate jurisdiction requiring the Lenders to interplead and settle among themselves their rights in and to the Collateral and any proceeds thereof then held by the Collateral Agent.

                  (iv) RELIANCE. In acting with respect to this Agreement and the Loan Documents, the Collateral Agent shall be entitled to:

                        (1) rely on any communication believed by it to be genuine and to have been made, sent or signed by the person, firm or institution by whom it purports to have been made, sent or signed;


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

                        (2) rely as to any matters of fact which might reasonably be expected to be within the knowledge of the Lenders upon a certificate signed by or on behalf of any such party;

                        (3) rely on the representations made by the Lenders in their respective instructions regarding their respective authority to provide the instructions; and

                        (4) rely on the advice or services of any persons, firms or professionals employed by it and rely upon the opinions and statements of any professional advisor so employed.

                  (v) NO RESPONSIBILITY. (a) The Collateral Agent does not assume any responsibility for:

                        (1) any failure or delay in performance or breach by the Borrowers or any of their respective Subsidiaries or by any holder of any obligations under this Agreement or the Loan Documents; or

                        (2) the truth or accuracy of any representation or warranty or statement given or made in connection with this Agreement or the Loan Documents; or

                        (3) the legality, validity, effectiveness, adequacy or enforceability of the Loan Documents or the liens on the Collateral; or

                        (4) the validity, enforceability or sufficiency of any agreement or instrument or any depreciation or diminution in the value of any Collateral or the income thereon.

                  (b) In the absence of gross negligence or willful misconduct, the Collateral Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in good faith in the performance of its duties under this Agreement or the Loan Documents.

                  (vi) RELIANCE BY COLLATERAL AGENT. In the absence of gross negligence or willful misconduct, the Collateral Agent may rely upon any certificate, statement, instrument, opinion, report, notice, request, consent, order, bond or paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Collateral Agent may consult with independent counsel reasonably satisfactory to the Requisite Lenders, and a written opinion of such counsel shall constitute full and complete protection in respect of any action taken, suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel. The Collateral Agent may execute any of its powers hereunder or perform any duties hereunder either directly or through agents or attorneys and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (vii) MONEYS TO BE HELD IN TRUST. All moneys received by the Collateral Agent hereunder and under the Loan Documents, including but not limited to moneys in the Collateral Account, shall be held by the Collateral Agent in trust and applied for the purposes of this Agreement and the Loan Documents, but need not be segregated from other funds of the Collateral Agent except as required herein, by the Loan Documents or by law.

                  (viii) APPLICATION OF SALE PROCEEDS. All moneys collected by the Collateral Agent upon any sale of the Collateral, together with any other moneys received by the Collateral Agent under this Agreement, shall be applied as set forth in the Loan Documents.

                  (ix) COMPENSATION; INDEMNIFICATION. The Collateral Agent shall be entitled to payment or reimbursement by the Borrowers of its reasonable expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) hereunder. In addition, the Collateral Agent shall be indemnified by the Borrowers for, and held harmless by it against, any and all damages, losses, liability, costs, charges, expenses and judgments incurred without gross negligence, fraud, deceit, bad faith or willful misconduct on its or its officers', directors', employees' or agents' part, arising out of or in connection with the acceptance or administration of the agency hereunder, including the costs and expenses (including reasonable costs and expenses of its attorneys and agents) of defending itself against any claims, suits or causes of action, and shall be entitled to be furnished with reasonable security or indemnity from the Lenders prior to undertaking any remedial action hereunder (other than the giving of notice). To the extent the Borrowers shall fail to make any such payments under this Section, each Lender shall make such payments based on its PRO RATA portion to the extent such Lender recovers any amount in respect of the Collateral.

                  (x) RESIGNATION OR REMOVAL. The Collateral Agent may resign on not less than 30 days' written notice to the Borrowers and the Lenders, but such resignation shall not take effect until a successor has been appointed and accepted its duties in accordance with the provisions hereof. If no successor Collateral Agent shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Collateral Agent may, on behalf of the Lenders, appoint a successor Collateral Agent which shall be a financial institution with an office in New York, New York having a combined capital and surplus of at least $500,000,000. The Collateral Agent may be removed at any time, with or without cause, by written notice from the Requisite Lenders delivered to the Collateral Agent and the Borrowers, but such removal shall not take effect until a successor has been appointed and accepted its duties in accordance with the provisions hereof.

                  (xi) SUCCESSOR COLLATERAL AGENT. Any corporation or association which succeeds to the business of the Collateral Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Collateral Agent hereunder and shall be deemed to have assumed all of the obligations of the Collateral Agent hereunder, without any further act or conveyance. In the event of the resignation or removal of the Collateral Agent or a vacancy from any other cause, a successor may be appointed by the Requisite Lenders after consultation with the Borrowers, provided that the consent of the Borrowers is not required. Any successor Collateral Agent under this Section shall be a financial institution, having a combined capital and surplus of not less than $500,000,000. Any such successor Collateral Agent shall become vested with all the property rights and powers of the Collateral Agent hereunder, without any further act or conveyance. Any predecessor Collateral Agent shall from time to time execute, deliver and record such instruments as the Collateral Agent may reasonably require to confirm any succession hereunder.

            SECTION 2. AMENDMENT AND RESTATEMENT OF PROMISSORY NOTE.

            (a) Effective as of the Effective Date, the original promissory note dated August 31, 1998 and issued pursuant to the Loan Agreement in the amount of $15,000,000 (the "EXISTING NOTE") shall be amended and restated in the form of (i) a new Note payable to the Series A Lender in the amount of $3,000,000 in the form of Exhibit A hereto (the "SERIES A NOTE"); (ii) new Notes payable to each of the Series B Lenders in the amounts set forth below, each in the form of Exhibit B hereto (collectively, the "SERIES B NOTES"):

         Rodney H. Thomas                   $850,000
         Charles L. Smith                   $470,000
         Robert L. Cox                      $250,000
         Robert L. Cox, II                  $150,000
         Stephen A. Hoffmann                $130,000
         Mitch M. Wexler                    $100,000
         Stephen Townzen                    $50,000
         Emerging Business Solutions, LLC   $50,000
         Ronald L. Carmicle                 $35,000
         Raymond C. Dauenhauer              $35,000
         J. Sherman Henderson, III          $35,000
         Bruce C. Merrick                   $35,000
         George T. Underhill                $35,000
         Daniel F. Dooley                   $25,000;


and (iii) a new Note payable to GE Capital in the amount of $6,250,000 in the form of Exhibit C hereto (the "SERIES C NOTE" and together with the Senior Notes, collectively, the "NOTES").

            (b) It is expressly understood and agreed by the parties hereto that the Notes (i) merely re-evidence the obligations hitherto evidenced by the Existing Note, (ii) are given in substitution for and not in repayment of the Existing Note and (iii) are no way intended and shall not be deemed or construed to constitute a novation of the Existing Note.

      SECTION 3. WAIVER OF/ AGREEMENT WITH RESPECT TO CERTAIN PROVISIONS. Effective as of the Effective Date:

            (a) each of the Lenders hereby grants a waiver of each Borrower's non-compliance with the financial covenants contained in Section 4.I of the Loan Agreement and of the Events of Default that would otherwise result from a violation of those sections as of the date hereof;

            (b) each of the Lenders hereby agrees that, during the twelve (12) month period ending April 1, 2002, such Lender shall not exercise its right to accelerate the outstanding principal balance and accrued interest hereunder pursuant to CLAUSE (c) of the second paragraph of SECTION 7 of its respective Note.

      SECTION 4. TERMINATION OF INTERCREDITOR AGREEMENT. Each party hereto acknowledges and agrees that the Subordination and Intercreditor Agreement dated as of July 8, 1999, between GE Capital and PNC, is hereby terminated and canceled and shall no longer have any force or effect.

            (a) CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective as of March __, 2001 (such date is referred to herein as the "EFFECTIVE DATE") upon (i) full execution and delivery of this Amendment by the parties hereto, (ii) the delivery of fully executed copies of the warrants to purchase an additional 957,030 shares of Common Stock to be issued to the Lenders hereunder, in form and substance satisfactory to GE Capital, and GE Capital shall be satisfied that no shareholder approval shall be required to issue any warrants being issued in connection with the transactions contemplated hereby, (iii) Amendment No. 4 and Waiver to the Purchase Agreement between Thermoview and GE Capital (the "PURCHASE AGREEMENT"), shall have been executed and delivered by each of the parties thereto in form and substance satisfactory to GE Capital, (iv) a fully executed agreement between Thermoview and Hoffmann relating to the cancellation of his guaranty claim for the Hoffmann Note and a fully executed copy of the Hoffmann Note, each in form and substance satisfactory to GE Capital shall be delivered to GE Capital and (v) a certificate of a senior executive officer of Thermoview, dated the date hereof, to the effect that, as of the date hereof, no litigation not listed on ANNEX A hereto shall have been commenced against Thermoview or any of its Subsidiaries.

      SECTION 5. EXPENSES. Within 90 days of the Effective Date, Thermoview shall pay to GE Capital, and shall reimburse GE Capital for, all reasonable expenses of GE Capital in connection with the preparation of this Amendment and each of the other documents prepared in connection herewith (including the reasonable fees and expenses of counsel) and all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of GE Capital's counsel, Weil, Gotshal & Manges LLP) related thereto.

      SECTION 6. EFFECT ON LOAN DOCUMENTS.

            (a) On and after the Effective Date, each reference in the Loan Documents to "THIS AGREEMENT", "HEREIN", "HEREOF", "HEREUNDER" or words of similar import, shall mean and be a reference to such Loan Document as amended hereby.

            (b) Except as specifically amended above in connection herewith, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

      SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAWS RULES.

      SECTION 8. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                    GE CAPITAL EQUITY INVESTMENTS, INC.,
                                         as Series A Lender, Series C Lender
                                         and as Collateral Agent


                                    By:  _____________________________
                                        Name, Title


                                    SERIES B LENDERS:

                                    RODNEY H. THOMAS


                                    ---------------------------------



                                    CHARLES L. SMITH


                                    ---------------------------------



                                    ROBERT L. COX


                                    ---------------------------------



                                    ROBERT L. COX, II


                                    ---------------------------------



                                    STEPHEN A. HOFFMANN


                                    ---------------------------------

                                    MITCH M. WEXLER


                                    ---------------------------------



                                    STEPHEN TOWNZEN


                                    ---------------------------------



                                    EMERGING BUSINESS SOLUTIONS, LLC


                                    By:  _________________________________
                                    Name:
                                    Title:


                                    RONALD L. CARMICLE

                                    ---------------------------------



                                    RAYMOND C. DAUENHAUER

                                    ---------------------------------



                                    J. SHERMAN HENDERSON, III

                                    ---------------------------------


                                    BRUCE C. MERRICK

                                    ---------------------------------

                                    GEORGE T. UNDERHILL, III

                                    ---------------------------------



                                    DANIEL F. DOOLEY

                                    ---------------------------------


                                    THERMOVIEW INDUSTRIES, INC.
                                    AMERICAN HOME DEVELOPERS CO., INC.
                                    FIVE STAR BUILDERS, INC.
                                    KEY HOME CREDIT, INC.
                                    KEY HOME MORTGAGE, INC.
                                    LEINGANG SIDING AND WINDOW, INC.
                                    PRIMAX WINDOW CO.
                                    PRECISION WINDOW MFG., INC.
                                    ROLOX, INC.
                                    TD WINDOWS, INC.
                                    THERMAL LINE WINDOWS, INC.
                                    THERMOVIEW OF MISSOURI, INC.
                                    THERMO-TILT WINDOW COMPANY
                                    THOMAS CONSTRUCTION, INC.
                                    THERMO-SHIELD OF AMERICA (ARIZONA), INC.
                                    THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
                                    THERMO-SHIELD COMPANY, LLC
                                    THERMO-SHIELD OF AMERICA(WISCONSIN), LLC
                                    THERMOVIEW ADVERTISING GROUP, INC.



                                    By: _________________________________
                                          Charles L. Smith, President